UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2011
T3 MOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-150888 (Commission File Number)	20-4987549 (IRS Employer Identification No.)

2990 Airway Avenue, Suite A Costa Mesa, California	92660
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 619-3600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements
     This Form 8-K and other reports filed by T3 Motion, Inc. (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form S-1 entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On February 24, 2011 and as reported in a previously filed Form 8-K, the Company granted a 10% promissory note of up to $2,500,000 that matures on March 31, 2012 to our Chief Executive Officer, Ki Nam. The Company has the option to extend the payment obligation for a one-year period until March 31, 2013. The note may be prepaid at any time. All principal and unpaid interest would be due on the maturity date. As of February 24, 2011, the principal amount outstanding under the Note was $1,391,000 and the amount of unpaid and accrued interest was $45,375. The principal amount reflects advances made to the Company by Mr. Nam in 2010 and 2011.
     On February 25, March 10 and March 11, 2011, the Company borrowed additional amounts of $30,000, $25,000 and $475,000, respectively, from Mr. Nam under this Note, such that the principal amount under the Note increased to $1,921,000.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 MOTION, INC. (Registrant)
Date: March 16, 2011	/s/ Kelly Anderson
Kelly Anderson, Chief Financial Officer